Property and Equipment	12 Months Ended
Dec. 31, 2025
Property, Plant, and Equipment [Abstract]
Property and Equipment

Note 5 – Property and Equipment

At December 31, 2025 and 2024, property and equipment consisted of the following:

	December 31, 2025	December 31, 2024
Building improvement	$14,620	$14,620
Furniture and fixture	42,676	42,033
Equipment	168,749	137,966
Software	1,995	1,995
Total cost	228,040	196,614
Less accumulated depreciation	(161,335)	(136,129)
Property and equipment, net	$66,705	$60,485

Depreciation expense for the years ended December 31, 2025 and 2024 amounted to $23,801 and $73,611, respectively.

On July 3, 2024, the Company completed a purchase agreement (the “Purchase Agreement”) with a third-party purchaser (the “Buyer”) to sell the Company’s warehouse. The net book value of the sales of the property consisted of the following:

Amount
Warehouse	$3,789,773
Land	731,515
Building improvement	225,636
Total carrying amount	4,746,924
Less: Accumulated depreciation	782,822
Net book value	$3,964,102

The purchase price for the property was $7,460,250. The Company received net proceeds of $7,145,808 after closing costs, of which $1,481,208 was paid directly to settle certain outstanding debt and accrued interest and other amounts owed. In addition, the Company incurred $314,442 of closing costs resulting in a gain of $3,181,706 from the sale of the property. On July 8, 2024, the Company entered into a twelve-month Standard Industrial/Commercial Single-Tenant Lease with the buyer for an approximately 14,004 square foot office and warehouse space. The lease commenced on July 4, 2024 and expired on July 31, 2025. The monthly rent is $16,804 on a month-to-month basis (See Note 7).